SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549



                               FORM 8-K


                             CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                             May 29, 2002



                          ALEXANDER & BALDWIN, INC.
			------------------------------------------------------
         (Exact name of registrant as specified in its charter)



    Hawaii      	         0-565      	      99-0032630
--------------	 	     ------------		  -------------------
(State or other	     (Commission	      (I.R.S. Employer
jurisdiction of	     File Number)	     Identification No.)
incorporation)



                       822 Bishop Street, P. O. Box 3440
                           Honolulu, Hawaii 96801
				----------------------------------------------------
            (Address of principal executive office and zip code)


                               (808) 525-6611
				----------------------------------------------------
            (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

	On May 29, 2002, Matson Navigation Company, Inc. ("Matson"), a wholly-owned subsidiary of Alexander & Baldwin, Inc. ("A&B"), and Kvaerner Philadelphia
Shipyard, Inc. ("Kvaerner") entered into a definitive agreement pursuant to which Kvaerner will construct two new containerships for Matson.  Including costs to prepare the vessels for service, Matson will pay an aggregate amount of approximately $220 million for the two containerships.  The capital investment, while dilutive to A&B's earnings immediately post-delivery, is expected to improve the Company's overall financial performance in the long term.

Item 7.  Financial Statements and Exhibits
------------------------------------------

	7(c). 	Exhibits
	         --------

			   99.	Press Release issued May 29, 2002.

                            SIGNATURE
									 ---------



	Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 29, 2002


										ALEXANDER & BALDWIN, INC.



										By /s/ James S. Andrasick
										   James S. Andrasick
											Executive Vice President, Chief
                                 Financial Officer and Treasurer